UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2016

The Phoenix Companies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16517	06-1599088
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

One American Row, Hartford, CT	06102 -5056
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(860) 403-5000

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Introduction

As previously disclosed, The Phoenix Companies, Inc., (“Phoenix”) has entered into that certain Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”), dated as of September 28, 2015, by and among Nassau Reinsurance Group Holdings, L.P. (“Nassau Re”), Davero Merger Sub Corp. (“Merger Sub”) and Phoenix.

Pursuant to the terms and conditions set forth in the Merger Agreement, on June 20, 2016, Merger Sub merged with and into Phoenix, with Phoenix continuing as the surviving corporation and a wholly owned subsidiary of Nassau Re (the “Merger”). At the effective time of the Merger, each share of Phoenix’s common stock, par value $0.01 per share (the “Common Stock”) (other than any shares held in the treasury of Phoenix and each share owned by Nassau Re and any direct or indirect wholly owned subsidiary of Nassau Re or Phoenix immediately prior to the consummation of the Merger, and other than shares issued and outstanding immediately prior to the consummation of the Merger that are held by holders who have properly demanded their appraisal rights with respect to such shares and who have not withdrawn such demand or consented to or voted in favor of the Merger) was cancelled and converted into the right to receive $37.50 in cash without interest and subject to any required tax withholding (the “merger consideration”).

A copy of the news release issued by Phoenix on June 20, 2016 announcing the completion of the Merger is filed herewith as Exhibit 99.1.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in the Introduction and Items 3.01 of this report is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard.

In connection with the completion of the Merger on June 20, 2016, Phoenix notified the New York Stock Exchange (the “NYSE”) of the effectiveness of the Merger and that, effective on that date, each share was automatically converted into the right to receive the merger consideration. The surviving corporation also requested that the NYSE file a notification of removal from listing on Form 25 with the Securities and Exchange Commission (the “SEC”) with respect to Phoenix’s Common Stock and suspend trading of the Common Stock on the NYSE prior to the opening of trading on June 21, 2016. In addition, the surviving corporation intends to file a Form 15 with the SEC requesting the termination of registration of the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the suspension of reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to the Common Stock.

On June 24, 2016, Phoenix intends to file with the SEC an application on Form 25 to report the delisting of its 7.45% Quarterly Interest Bonds due 2032 (the “Bonds”) from the NYSE and to deregister the Bonds under Section 12(b) of the Exchange Act. Phoenix intends to file Form 15 with the SEC to terminate or suspend its reporting obligations under Section 13(a) and 15(d) of the Exchange Act with respect to the Bonds at the time such filing is permitted under SEC rules.

Item 3.03. Material Modification to Rights of Security Holders.

In connection with the consummation of the Merger, each share of the Common Stock issued and outstanding immediately prior to the consummation of the Merger (other than any shares held in the treasury of Phoenix and each share owned by Nassau Re and any direct or indirect wholly owned subsidiary of Nassau Re or Phoenix immediately prior to the consummation Merger, and other than shares issued and outstanding immediately prior to the consummation of the Merger that are held by holders who have properly demanded their appraisal rights with respect to such shares and who have not withdrawn such demand or consented to or voted in favor of the Merger) was cancelled and converted into the right to receive the merger consideration. At the effective time of the Merger, Phoenix’s shareholders immediately prior to the effective time of the Merger ceased to have any rights as stockholders in Phoenix (other than their right to receive the merger consideration) and accordingly no longer have any interest in Phoenix’s future earnings or growth.

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Item 5.01. Changes in Control of Registrant.

The information disclosed in the Introductory Note is incorporated by reference herein. A copy of the Merger Agreement is incorporated by reference to Exhibit 2.1 to Phoenix’s Current Report on Form 8-K filed with the SEC on September 30, 2015. Under the Merger Agreement, each share of Phoenix’s Common Stock issued and outstanding immediately prior to the effective time of the Merger was converted into the right to receive the merger consideration.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, incorporated by reference to Exhibit 2.1 to Phoenix’s Current Report on Form 8-K filed with the SEC on September 30, 2015.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;

Departure of Directors

In connection with the consummation of the Merger, each of Phoenix’s incumbent directors resigned from the Board of Directors of the Phoenix as of the effective time of the Merger. These resignations were not a result of any disagreements between Phoenix and the resigning directors on any matter relating to Phoenix’s operations, policies or practices.

Termination of Employee Common Stock Purchase Plan

In accordance with the terms of the Merger Agreement, Phoenix terminated its Stock Incentive Plan, 2003 Restricted Stock, Restricted Stock Unit and Long-Term Incentive Plan and Directors Stock Plan (the “Company Stock Plans”), effective as of immediately prior to the Closing Date.

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

Pursuant to the Merger Agreement, at the effective time of the Merger, by virtue of the Merger, the Certificate of Incorporation of Phoenix, as the surviving corporation was amended to read in its entirety as set forth on Exhibit 3.1 hereto. The Amended Certificate of Incorporation of surviving corporation is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Pursuant to the Merger Agreement, at the effective time of the Merger, by virtue of the Merger, the bylaws of Phoenix, as the surviving corporation, were amended and restated to read in its entirety as set forth on Exhibit 3.2 hereto,. The Amended and Restated Bylaws of the surviving corporation are attached as Exhibit 3.2 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of September 28, 2015, by and among Nassau Reinsurance Group Holdings, L.P., Davero Merger Sub Corp., and The Phoenix Companies, Inc. (incorporated by reference to Exhibit 2.1 Phoenix’s Current Report on Form 8-K filed with the SEC on September 30, 2015).

3.1	Amended and Restated Certificate of Incorporation of The Phoenix Companies, Inc.

3.2	Amended and Restated Bylaws of The Phoenix Companies, Inc.

99.1	News release of The Phoenix Companies, Inc., dated June 20, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PHOENIX COMPANIES, INC.

Date: June 20, 2016	By:	/s/ Jody Beresin
Name: Jody Beresin
Title: Executive Vice President, Chief Administrative Officer